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                                                                    Exhibit 10.5
                           SYNERGISTIC HOLDINGS CORP.
                                405 Sixth Avenue
                             Des Moines, Iowa 50306



                                                             September ___, 1996


Salvatore Crimi
c/o Salex Holding Corporation
50 Laser Court
Hauppauge, New York  11788

                           Re:  The First Note, the Second Note and
                                the Crimi Promissory Note  (as defined the
                                Confidential Private Offering Memorandum of
                                Salex Holding Corporation dated July 9, 1996)
                                ---------------------------------------------

Dear Mr. Salvatore Crimi:

                  The purpose of this letter is to confirm our understanding with respect to the actions to be taken in the event that a payment, when due and payable, is not made under the First Note, the Second Note or the Crimi Promissory Note.

                  In the event Synergistic Holdings Corp. ("Synergistic") defaults in any payment due under either the First Note or the Second Note, and such default continues for more than 15 days, amounts payable under the Crimi Promissory Note shall be reduced by the amount of such defaulted payment.

                  In the event you default in any payment due under the Crimi Promissory Note ("Defaulted Crimi Payments"), and such default continues for more than 15 days, then, first, all amounts then due and payable to Crimi under the Second Note shall be reduced by the amount of the Defaulted Crimi Payments and then, to the extent that any Defaulted Crimi Payments remain, then the amount due under the First Note shall be reduced by the amount of the remaining Defaulted Crimi Payments, accordingly.

                  Please confirm your agreement to the foregoing by executing the enclosed copy of this letter where indicated.


                                          Very truly yours,

                                          SYNERGISTIC HOLDINGS CORP.

                                          By:  /s/ Thomas M. Swartwood
                                               ---------------------------------
                                               Name:  Thomas M. Swartwood
                                               Title:  President
AGREED AND ACCEPTED

/s/ Salvatore Crimi
-----------------------
Salvatore Crimi